UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2022

SIERRA ONCOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37490	20-0138994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1820 Gateway Drive, Suite 110 San Mateo, California		94404
(Address of principal executive offices)		(Zip Code)

(650) 376-8679

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SRRA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On March 22, 2022, Sierra Oncology, Inc. (the “Company”) and Mark Kowalski, M.D., Ph.D., the Company’s former Chief, Research and Early Development, entered into a transition agreement (the “Agreement”). Under the Agreement, Dr. Kowalski’s employment with the Company terminated on March 10, 2022 (the “Termination Date”). Dr. Kowalski became a consultant to the Company upon the Termination Date and under the Agreement and a consulting agreement between the Company and Dr. Kowalski (the “Consulting Agreement”), Dr. Kowalski will remain a consultant through June 30, 2023 (the “Consulting Period”).

Dr. Kowalski will be entitled to a total severance payment equal to $474,986, representing twelve months of Dr. Kowalski’s base salary, less applicable withholdings, paid over twelve months from the Termination Date. The Company will pay Dr. Kowalski a total of $17,290 to assist Dr. Kowalski’s out-of-pocket healthcare costs, at a rate of $1,330 per month, less applicable withholdings, for thirteen months from the Termination Date. During the Consulting Period, Dr. Kowalski will provide consulting services to the Company at a rate of $400 per hour.

Dr. Kowalski’s time-based options will be considered to have vested only up to and including the Termination Date, and Dr. Kowalski has agreed to permanently forfeit the portion of each time-based option that was unvested as of the Termination Date. Dr. Kowalski’s performance-based options will continue to vest through the Consulting Period while Dr. Kowalski remains in service to the Company (or any subsidiary of the Company) in accordance with the terms of the applicable plans and agreements. The exercise of Dr. Kowalski’s vested options and shares will continue to be governed by the applicable plans and agreements, as modified by the Agreement.

The foregoing description of the Agreement and the Consulting Agreement is only a summary of their material terms, does not purport to be complete, and is qualified in its entirety by reference to the Agreement and the Consulting Agreement, copies of which are filed as exhibits to this Form 8-K.

Item 9.01.   Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Transition Agreement and Release dated March 22, 2022 between the Company and Mark Kowalski
10.2	Consulting Agreement dated March 22, 2022 between the Company and Mark Kowalski
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIERRA ONCOLOGY, INC.

Date: March 22, 2022	By:	/s/ Sukhi Jagpal
Sukhi Jagpal
Chief Financial Officer

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